SMITH BARNEY INVESTMENT FUNDS INC. (the “Company”)

on behalf of the

Smith Barney Hansberger Global Value Fund (the “Fund”)

SUPPLEMENT DATED OCTOBER 1, 2005

TO THE PROSPECTUS

AND TO THE STATEMENT OF ADDITIONAL INFORMATION,

EACH AS AMENDED,

DATED AUGUST 29, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Directors of the Company has approved an amendment to the Investment Management Agreement between the Company, on behalf of the Fund, a series of the Company, and Smith Barney Fund Management LLC (the “Manager”). Effective October 1, 2005, the current management fee of 0.95% of the Fund’s average daily net assets will be replaced with the fee schedule described below:

Fee Schedule, Effective October 1, 2005

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $1 billion	0.850%
Next $1 billion	0.825%
Next $3 billion	0.800%
Next $5 billion	0.775%
Over $10 billion	0.750%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement. The terms of the Subadvisory Agreement between the Manager and Hansberger Global Investors, Inc. are unchanged.

FD-03266